                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of May, 1996.



Wendell F. Bueche
- -----------------
Wendell F. Bueche

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



James D. Speir
- --------------
James D. Speir

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



Robert E. Fowler, Jr.
- ---------------------
Robert E. Fowler, Jr.

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



Raymond F. Bentele
- ------------------
Raymond F. Bentele

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



Frank W. Considine
- ------------------
Frank W. Considine

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of May, 1996.



Rod F. Dammeyer
- ---------------
Rod F. Dammeyer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of May, 1996.



Dr. James M. Davidson
- ---------------------
Dr. James M. Davidson

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of May, 1996.



Richard A. Lenon
- ----------------
Richard A. Lenon

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



David B. Mathis
- ---------------
David B. Mathis

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



Thomas H. Roberts, Jr.
- ----------------------
Thomas H. Roberts, Jr.

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 22nd day of May, 1996.



Joseph P. Sullivan
- ------------------
Joseph P. Sullivan

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of May, 1996.



Harold H. MacKay
- ----------------
Harold H. MacKay

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Brian J. Smith his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, held by Great American Management and Investment, Inc. and certain other stockholders of the Company pursuant to that certain Registration Rights Agreement dated March 1, 1996 and the Company and certain former stockholders of The Vigoro Corporation and to execute and deliver any and all amendments to such Registration Statements, and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of May, 1996.



Billie B. Turner
- ----------------
Billie B. Turner